Exhibit 99.1

AirJoule Technologies Announces Pricing of Public Offering of Class A Common Stock

RONAN, Mont., January 14, 2026 – AirJoule Technologies Corporation (NASDAQ: AIRJ) (“AIRJ” or the “Company”) today announced the pricing of an underwritten public offering of 6,153,847 shares of its Class A common stock, par value $0.0001 per share (“Class A common stock”), at a public offering price of $3.25 per share, pursuant to an effective shelf registration statement on Form S-3 (File No. 333-291527) (the “Registration Statement”) previously filed with the U.S. Securities and Exchange Commission (the “SEC”).

The offering included participation from directors, officers and executive management of the Company including Patrick C. Eilers, the Company’s Executive Chairman and member of its Board of Directors, Matthew B. Jore, the Company’s Chief Executive Officer and member of its Board of Directors and Stuart D. Porter, a member of the Company’s Board of Directors, who each purchased shares of Class A common stock in this offering at the public offering price per share and on the same terms as the other purchasers in this offering.

The Company intends to use the net proceeds it receives from the offering to fund growth capital, working capital and for general corporate purposes, including advancing capital-efficient manufacturing readiness and supporting phased, demand-aligned deployment with strategic growth partners.

In addition, the Company has granted the underwriter a 45-day option to purchase up to an additional 923,077 shares of Class A common stock at the public offering price, less the underwriting discounts and commissions.

Lucid Capital Markets is acting as sole book-running manager for the offering. The offering is expected to close on or about January 15, 2026, subject to customary closing conditions.

The offering is being made only by means of a prospectus and a prospectus supplement that meet the requirements under the Securities Act of 1933, as amended. Copies of the preliminary prospectus supplement and accompanying base prospectus relating to the offering, may be obtained from: Lucid Capital Markets, LLC, 570 Lexington Avenue, 40th Floor, New York, New York 10022, or by accessing the SEC’s website at www.sec.gov. A final prospectus supplement will be filed with the SEC.

The Registration Statement was previously filed with the SEC on November 14, 2025 and was declared effective by the SEC on November 21, 2025. The Registration Statement may be obtained free of charge at the SEC’s website at www.sec.gov. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the shares of Class A common stock or any other securities, nor shall there be any sale of such shares of Class A common stock or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About AirJoule Technologies Corporation

AirJoule Technologies Corporation (NASDAQ: AIRJ) is the developer of AirJouleTM, a platform technology that provides efficient and sustainable dehumidification and pure water from air.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. These forward-looking statements include statements regarding the proposed offering of Class A common stock, including statements regarding the size and terms of the offering, our use of proceeds therefrom and statements regarding completion of the offering. These forward-looking statements are identified by their use of terms and phrases such as “may,” “expect,” “estimate,” “project,” “plan,” “believe,” “intend,” “achievable,” “anticipate,” “will,” “continue,” “potential,” “should,” “could,” and similar terms and phrases that indicate future events and that do not relate to historical matters. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those set forth in the Company’s filings with the SEC, including the Registration Statement and the prospectus supplement relating to this offering, its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors,” as may be updated from time to time in the Company’s periodic filings with the SEC. Any forward-looking statement in this press release speaks only as of the date of this release. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Contacts

Investor Relations & Media:
Tom Divine – Vice President, Investor Relations and Finance
investors@airjouletech.com